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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: FEBRUARY 19, 1998

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                         CHECKFREE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
    Delaware                         0-26802                      58-2360335
---------------               ---------------------           -----------------
(STATE OR OTHER               (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                                IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

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                           4411 East Jones Bridge Road
                             Norcross, Georgia 30092
                                 (770) 441-3387
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                              --------------------

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS

     As part of its plan of reorganization that included the creation of a holding company structure on December 22, 1997, CheckFree Holdings Corporation, a Delaware Corporation (the "Company"), on February 19, 1998, merged Servantis Services, Inc., a Georgia corporation, CheckFree Software Solutions, Inc., a Delaware corporation, Servantis Systems, Inc., a Georgia corporation, Servantis Systems Holdings, Inc., a Delaware corporation, CheckFree International, Inc., a Delaware corporation, Security APL, Inc., an Illinois corporation, Bow Tie System Inc., an Illinois corporation, and CheckFree Services Corporation, a Delaware corporation, with and into CheckFree Corporation, a Delaware corporation and a wholly owned operating subsidiary of the Company ("CheckFree"). The mergers represent tax-free liquidations of the corporations under Section 332 of the Internal Revenue Code of 1986, as amended.

     Following the reorganization, the Company has three direct or indirect wholly owned subsidiaries: CheckFree, CheckFree Investments Corporation, a Delaware corporation, and RCM Systems, Inc., a Wisconsin corporation.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CHECKFREE HOLDINGS CORPORATION


Date:  February 19, 1998               By: /s/ James S. Douglass
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                                           James S. Douglass, Executive Vice
                                           President and Chief Financial Officer


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